STRUCTURED ENTITIES	12 Months Ended
Dec. 31, 2019
Disclosure of unconsolidated structured entities [line items]
Disclosure of information about interests in structured entity [text block]

42   STRUCTURED ENTITIES

The Group’s interests in structured entities are consolidated. Details of the Group’s interests in these structured entities are set out in note 27 for securitisations and covered bond vehicles, note 29 for structured entities associated with the Group’s pension schemes, and below.

ASSET-BACKED CONDUITS

In addition to the structured entities discussed in note 27, which are used for securitisation and covered bond programmes, the Group sponsors an active asset-backed conduit, Cancara, which invests in client receivables and debt securities. The total consolidated exposure of Cancara at 31 December 2019 was £3,735 million (2018: £5,122 million), comprising £3,670 million of loans and advances (2018: £5,012 million) and £65 million of debt securities (2018: £110 million).

All lending assets and debt securities held by the Group in Cancara are restricted in use, as they are held by the collateral agent for the benefit of the commercial paper investors and the liquidity providers only. The Group provides liquidity facilities to Cancara under terms that are usual and customary for standard lending activities in the normal course of the Group’s banking activities. During 2019 there have continued to be planned drawdowns on certain liquidity facilities for balance sheet management purposes, supporting the programme to provide funding alongside the proceeds of the asset-backed commercial paper issuance. The Group could be asked to provide support under the contractual terms of these arrangements including, for example, if Cancara experienced a shortfall in external funding, which may occur in the event of market disruption.

The external assets in Cancara are consolidated in the Group’s financial statements.